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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported)  November 2, 2000



                      KULICKE AND SOFFA INDUSTRIES, INC.
              (Exact Name of Registrant as Specified in Charter)


        PENNSYLVANIA              000-00121         23-1498399
(State or other jurisdiction     (Commission     (I.R.S. Employer
     of incorporation)           File Number)    Identification No.)

2101 Blair Mill Road, Willow Grove, PA                      19090
(Address of Principal Executive Offices)                  (Zip Code)


      Registrant's telephone number, including area code  (215) 784-6000
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ITEM 5.  OTHER EVENTS

     On November 2, 2000, Kulicke and Soffa Industries, Inc. announced push-outs of previously booked orders and deferrals of new orders by major assembly customers that are expected to adversely impact the Company's financial performance in the first fiscal quarter of 2001, which ends on December 31, 2000. The customer order deferrals and push-outs are in addition to those announced in August of 2000. As a result, the Company announced that it expected that revenues for the first fiscal quarter of 2001 would be in the range of $140 to $165 million.

     In addition to historical information, this report contains statements relating to future events or our future results. These statements are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Act of 1934, as amended (the "Exchange Act"), and are subject to the Safe Harbor provisions created by statute. Such forward-looking statements include, but are not limited to, statements that relate to our future revenue and demand forecasts. The last sentence of the first paragraph of Item 5 of this report, above, is specifically identified as a forward-looking statement.

     Generally words such as "may," "will," "should," "could," "anticipate," "expect," "intend," "estimate," "plan," "continue," and "believe," or the negative of or other variation on these and other similar expressions identify forward-looking statements. These forward-looking statements are made only as of the date of this report. We do not undertake to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

     Forward-looking statements are based on current expectations and involve risks and uncertainties and our future results could differ significantly from those expressed or implied by our forward-looking statements. These risks and uncertainties include, without limitation, the risk of further order postponements or cancellations; the risks associated with a substantial foreign customer base; the risks associated with instability in foreign capital markets and foreign currency fluctuations; the upward and downward volatility in the demand for semiconductors and for the Company's products and services; competitive pricing pressures; the risk of delays in introduction and customer qualification of new products and services; the Company's ability to manufacture and ship its products on a timely basis and the other risks described in our reports and registration statements filed from time to time with the Securities and Exchange Commission.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              KULICKE AND SOFFA INDUSTRIES, INC.

Date: November 8, 2000                  By:   /s/ Clifford G. Sprague
                                              -----------------------
                                              Clifford G. Sprague
                                              Senior Vice President and
                                              Chief Financial Officer


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